EXHIBIT 99.1

For immediate release
August 21, 2024

Star Equity Holdings, Inc. Adopts Rights Agreement to Protect its Net Operating Losses

Will Submit Rights Agreement for Stockholder Approval at its 2024 Annual Meeting

Old Greenwich, CT. - Star Equity Holdings, Inc. (Nasdaq: STRR; STRRP) (“Star Equity” or the “Company”), a diversified holding company, announced today that its Board of Directors (the “Board”) has adopted, and the Company has entered into, a Rights Agreement (the “Rights Agreement”) with Equiniti Trust Company, LLC, as rights agent, designed to preserve the value of the Company’s significant U.S. net operating loss carryforwards (“NOLs”) and other tax benefits. Star Equity intends to seek stockholder approval of the Rights Agreement at its 2024 annual meeting of stockholders, although the Rights Agreement is effective immediately.

Star Equity had U.S. federal income tax NOLs of approximately $43.2 million as of December 31, 2023. The Company believes that in light of the significant amount of its NOLs, it is advisable to adopt the Rights Agreement.

Section 382 of the Internal Revenue Code (“Section 382 “) generally allows a company to use NOLs to offset future taxable income and therefore reduce federal income tax obligations. However, the Company’s ability to use its NOLs could be substantially limited if there is an “ownership change” under Section 382. In general, an ownership change would occur if stockholders viewed under Section 382 as owning 5% or more of the Company’s common stock increase their collective ownership by more than 50 percentage points over a defined period of time.

The Rights Agreement, which is similar to tax benefit protection plans adopted by other public companies, is designed to preserve Star Equity’s tax benefits by deterring transfers of Star Equity’s common stock that could result in an “ownership change” under Section 382. In connection with the Rights Agreement, the Board has declared a share dividend to Company stockholders of record as of the close of business on September 3, 2024 (the “Record Date”) allowing them to purchase one one-thousandth of a share of a new series of participating preferred stock of the Company at a specified exercise price, or of one right (a “Right”) for each outstanding share of Star Equity’s common stock.

Pursuant to the Rights Agreement, if any person or group acquires 4.99% or more of the outstanding shares of Star Equity’s common stock without the Board’s prior approval, or if a person or group that already owns 4.99% or more of Star Equity’s common stock acquires additional shares without the Board’s prior approval, then, subject to certain exceptions, there would be a triggering event under the Rights Agreement. The Rights would then become exercisable and entitle stockholders (other than the acquiring person or group) to purchase additional shares of Star Equity at a significant discount and result in significant dilution in the economic interest and voting power of the acquiring person or group. In its discretion, the Board may exempt certain transactions from the provisions of the Rights Agreement, including transactions the Board determines will not jeopardize the Company’s tax benefits, or those in which the transaction will otherwise serve Star Equity’s best interests. Any stockholder desiring to own 5% or more of Star Equity's shares, or increase an existing ownership position that is already at or above 5%, can request an exemption from the Board by submitting certain basic information to the Company and following the other instructions included in the Rights Agreement.

The Rights Agreement and the rights issued under the Rights Agreement will expire on August 21, 2027, or on an earlier date if certain events occur, as described more fully in the Rights Agreement.

Additional information regarding the Rights Agreement will be contained in a Current Report on Form 8-K and in a Registration Statement on Form 8-A that Star Equity will file with the U.S. Securities and Exchange Commission.

About Star Equity Holdings, Inc.

Star Equity Holdings, Inc. is a diversified holding company currently composed of two divisions: Building Solutions and Investments.

Building Solutions

Our Building Solutions division operates in three businesses: (i) modular building manufacturing; (ii) structural wall panel and wood foundation manufacturing, including building supply distribution operations; and (iii) glue-laminated timber (glulam) column, beam, and truss manufacturing.

Investments

Our Investments division manages and finances the Company’s real estate assets as well as its investment positions in private and public companies.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this release that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking Statements include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to acquisitions and related integration, development of commercially viable products, novel technologies, and modern applicable services, (ii) projections of income (including income/loss), EBITDA, earnings (including earnings/loss) per share, free cash flow (FCF), capital expenditures, cost reductions, capital structure or other financial items, (iii) the future financial performance of the Company or acquisition targets and (iv) the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the Company’s part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the substantial amount of debt of the Company and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company’s preferred stock; the restrictions contained in the debt agreements that limit the discretion of management in operating the business; legal, regulatory, political and economic risks in markets and public health crises that reduce economic activity and cause restrictions on operations (including the recent coronavirus COVID-19 outbreak); the length of time associated with servicing customers; losses of significant contracts or failure to get potential contracts being discussed; disruptions in the relationship with third party vendors; accounts receivable turnover; insufficient cash flows and resulting lack of liquidity; the Company's inability to expand the Company's business; unfavorable changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services and the competitive impact of such changes

(including unfavorable changes to reimbursement policies); high costs of regulatory compliance; the liability and compliance costs regarding environmental regulations; the underlying condition of the technology support industry; the lack of product diversification; development and introduction of new technologies and intense competition in the healthcare industry; existing or increased competition; risks to the price and volatility of the Company’s common stock and preferred stock; stock volatility and in liquidity; risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company’s preferred stock; the Company’s ability to execute on its business strategy (including any cost reduction plans); the Company’s failure to realize expected benefits of restructuring and cost-cutting actions; the Company’s ability to preserve and monetize its net operating losses; risks associated with the Company’s possible pursuit of acquisitions; the Company’s ability to consummate successful acquisitions and execute related integration, as well as factors related to the Company’s business including economic and financial market conditions generally and economic conditions in the Company’s markets; failure to keep pace with evolving technologies and difficulties integrating technologies; system failures; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; and the continued demand for and market acceptance of the Company’s services. For a detailed discussion of cautionary statements and risks that may affect the Company’s future results of operations and financial results, please refer to the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risk factors in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This release reflects management’s views as of the date presented.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

For more information contact:
Star Equity Holdings, Inc.	The Equity Group
Richard Coleman	Lena Cati
CEO	212-836-9611 / lcati@equityny.com
203-489-9502	Katie Murphy
admin@starequity.com	212-836-9612 / kmurphy@equityny.com